UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05506

College and University Facility Loan Trust Two
(Exact name of registrant as specified in charter)

c/o U.S. Bank One Federal Street Boston, MA		02110
(Address of principal executive offices)		(Zip code)

James Byrnes U.S. Bank Corporate Trust Services One Federal Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(617) 603-6406

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2005 – November 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

College and University
Facility Loan Trust Two

Financial Statements
November 30, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To US Bank, Owner Trustee, JP Morgan, Bond Trustee, and
the Certificateholders of College and University Facility Loan Trust Two:

We have audited the accompanying statement of assets and liabilities of College and University Facility Loan Trust Two (the “Trust”), including the schedule of investments, as of November 30, 2006, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Trust is accounting for its investments under the amortized cost method of accounting, with its loan investments adjusted by an allowance for loan loss. In our opinion, accounting principles generally accepted in the United States of America require that the investments be accounted for under the fair value method of accounting. Accounting for the investments under the fair value method of accounting, based on management’s estimate of fair value as described in Note 8, would result in an increase of approximately $12,489,000 and $14,767,000 in the recorded value of the investments and an increase in unrealized appreciation of investments of approximately $12,489,000 and $14,767,000 as of November 30, 2006 and November 30, 2005, respectively.

In our opinion, except for the effect on the 2006 and 2005 financial statements of accounting for investments under the amortized cost method of accounting as discussed in the preceding paragraph, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of College and University Facility Loan Trust Two as of November 30, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

February 9, 2007

College and University

Facility Loan Trust Two

Statement of Assets and Liabilities

November 30,	2006

Assets:

Investments, at amortized cost, net of allowance for loan losses of $932,376 (Notes 1, 2, 6, 7 and 8, and Schedule of Investments)	$59,771,465
Cash	50,000
Interest receivable	534,066
Loans receivable (Note 2)	206,000
Deferred bond issuance costs (Note 2)	156,113

Total assets	60,717,644

Liabilities:

Bonds payable, net of unamortized discount (Notes 3 and 8)	48,114,762
Bond interest payable (Note 3)	1,178,006
Accrued expenses and other liabilities	168,243
Distribution payable to Class B certificateholders (Note 5)	2,039,168

Total liabilities	51,500,179

Net Assets:

Class B certificates, par value $1 - authorized, issued and outstanding - 1,763,800 certificates (Note 5)	1,763,800
Distributions in excess of tax earnings (Note 2)	(1,691,216)
Additional paid-in capital (Note 2)	9,144,881

Total net assets	$9,217,465

Net asset value per Class B certificate (based on 1,763,800 certificates outstanding)	$5.23

The accompanying notes are an integral part of these financial statements.

College and University

Facility Loan Trust Two

Statement of Operations

Year ended November 30,	2006

Investment income:
Interest income (Note 2)	$6,658,487

Expenses:
Interest expense (Notes 2 and 3)	4,955,687
Servicer fees (Note 4)	59,626
Trustee fees (Note 4)	41,311
Other trust and bond administration expenses	279,015

Total expenses	5,335,639

Net investment income	1,322,848

Reduction in reserve for loan loss (Note 6)	500,000

Net increase in net assets resulting from operations	$1,822,848

The accompanying notes are an integral part of these financial statements.

College and University

Facility Loan Trust Two

Statement of Cash Flows

Year ended November 30,	2006

Cash flows from operating activities:
Interest received	$2,996,325
Interest paid	(2,625,831)
Operating expenses paid	(388,368)
Net decrease in funds held under investment agreements	(211,130)
Principal payments on Loans	11,419,247

Net cash provided by operating activities	11,190,243

Cash flows from financing activities:
Principal repayments on Bonds	(9,672,327)
Distributions to Class B certificateholders	(1,556,167)

Net cash used in financing activities	(11,228,494)

Net decrease in cash	(38,251)

Cash, beginning of year	88,251

Cash, end of year	$50,000

Reconciliation of net increase in net assets resulting from operations to net cash used in operating activities:
Net increase in net assets resulting from operations	$1,822,848
Provision for loan loss	(500,000)
Decrease in interest receivable	172,738
Decrease in accrued expenses and other liabilities	(8,416)
Decrease in Bond interest payable	(193,446)
Increase in investment contracts	(211,130)
Decrease in loan principal balance	11,419,247
Amortization of original issue discount on Bonds	2,485,222
Amortization of purchase discount on Loans	(3,834,900)
Amortization of deferred Bond issuance costs	38,080

Net cash provided by operating activities	$11,190,243

The accompanying notes are an integral part of these financial statements.

College and University

Facility Loan Trust Two

Statement of Changes in Net Assets

Years ended November 30,	2006	2005

From operations:
Net investment income	$1,322,848	$1,241,230
Reduction in reserve for loan loss	500,000	—

Net increase in net assets applicable to Class B certificateholders resulting from operations	1,822,848	1,241,230

Capital certificate transactions:
Distributions to Class B certificateholders (Note 5)	(3,595,335)	(776,697)

Net increase (decrease) in net assets	(1,772,487)	464,533

Net assets:
Beginning of year	10,989,952	10,525,419

End of year	$9,217,465	$10,989,952

The accompanying notes are an integral part of these financial statements.

College and University

Facility Loan Trust Two

Financial Highlights

Years ended November 30,	2006		2005		2004		2003		2002

Net asset value, beginning of year	$6.23		$5.97		$6.87		$7.64		$8.53

Net investment income	.75		.70		1.20		1.04		1.37

Provision for loan loss	.28		—		—		—		—

Distribution to Class B certificateholders:
As tax return of capital	(2.03)		(.44)		(2.10)		(1.81)		(2.26)

Net asset value, end of year	$5.23		$6.23		$5.97		$6.87		$7.64

Total investment return(a)	N/A		N/A		N/A		N/A		N/A

Net assets applicable to Class B certificates, end of year	$9,217,465		$10,989,952		$10,525,419		$12,112,066		$13,478,109

Ratios and Supplemental Data:

Ratio of operating expenses to average net assets applicable to Class B certificates	52.81	%(b)	54.60	%(b)	71.19	%(b)	66.77	%(b)	70.03	%(b)

Ratio of net investment income to average net assets applicable to Class B certificates	13.09%		11.54%		18.67%		14.37%		16.97%

Number of Class B certificates outstanding, end of year	1,763,800		1,763,800		1,763,800		1,763,800		1,763,800

(a)

The Trust’s investments are recorded at amortized cost as discussed in Note 2. Accordingly, the financial statements do not reflect the market value of such investments. For this reason, management believes that no meaningful information can be provided regarding “Total investment return” and has not included information under that heading. In addition, as the Trust’s investments are not traded, management believes that no meaningful information can be provided regarding portfolio turnover.

(b)

Excluding interest expense, the ratio of operating expenses to average net assets applicable to Class B certificates was 3.76%, 3.58%, 3.89%, 3.26% and 2.76% in 2006, 2005, 2004, 2003 and 2002, respectively.

The accompanying notes are an integral part of these financial statements.

College and University

Facility Loan Trust Two

Notes to Financial Statements

1. Organization and Business

College and University Facility Loan Trust Two (the Trust) was formed on March 11, 1988 as a business trust under the laws of the Commonwealth of Massachusetts by a declaration of trust by the Bank of Boston (the Owner Trustee), succeeded by State Street Bank and Trust Company, succeeded by US Bank (successor Owner Trustee), not in its individual capacity, but solely as Owner Trustee. The Trust is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end, management investment company.

The Trust was formed for the sole purpose of raising funds through the issuance and sale of bonds (the Bonds). The Trust commenced operations on May 12, 1988 (the Closing Date) and issued Bonds in four tranches in the aggregate principal amount (at maturity) of $450,922,000. The Bonds constitute full recourse obligations of the Trust. The collateral securing the Bonds consists primarily of a pool of college and university facility loans (the Loans) to various postsecondary educational institutions and funds held under the indenture (the Indenture) and the investment agreements. The Loans were originated by, or previously assigned to, the United States Department of Education (ED) under the College Housing Loan Program or the Academic Facilities Loan Program. The Loans, which have been assigned to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, NA, formerly The First National Bank of Chicago (the Bond Trustee), are secured by various types of collateral, including mortgages on real estate, general recourse obligations of the borrowers, pledges of securities and pledges of revenues. As of the Closing Date, the Loans had a weighted average stated interest rate of approximately 3.18% and a weighted average remaining term to maturity of approximately 18.77 years. Payments on the Loans are managed by the Bond Trustee in various fund accounts and are invested under investment contracts (Note 2) as specified in the Indenture.

All payments on the Loans and earnings under the investment agreements and any required transfers from the Expense and Liquidity Funds are deposited to the credit of the Revenue Fund held by the Bond Trustee, as defined within, and in accordance with the Indenture. On each bond payment date, amounts on deposit in the Revenue Fund are applied in the following order of priority: to pay amounts due on the Bonds, to pay administrative expenses not previously paid from the Expense Fund, to fund the Expense Fund to the Expense Fund Requirement and to fund the Liquidity Fund to the Liquidity Fund Requirement. Any funds remaining in the Revenue Fund on such payment date will be used to further pay down the Bonds to the extent of the maximum principal distribution amount, after which any residual amounts are paid to the certificateholders, as discussed in Note 5.

On the Closing Date, certificates were issued by the Trust to ED as partial payments for the Loans. In December 1989, ED sold, through a private placement, all of its ownership interest in the Trust.

2. Summary of Significant Accounting Policies

(a)           College and University Facility Loans

The Loans were purchased and recorded at a discount below par. Pursuant to a “no-action letter” that the Trust received from the Securities and Exchange Commission, the Loans, included in investments in the accompanying statement of assets and liabilities, are being accounted for under the amortized cost method of accounting, net of any allowance for loan loss. Under this method, the difference between the cost of each Loan to the Trust and the scheduled principal and interest payments is amortized, assuming no prepayments of principal, and included in the Trust’s income by applying the Loan’s effective interest rate to the amortized cost of that Loan. When a Loan prepays, the remaining discount is recognized as interest income. The remaining balance of the purchase discount on the Loans as of November 30, 2006 was approximately $19,559,000. As a result of prepayments of Loans in the year ended November 30, 2006, additional interest income of approximately $510,000 was recognized.

The Trust’s policy is to discontinue the accrual of interest on Loans for which payment of principal or interest is 180 days or more past due or for other such Loans that management believes the collection of interest and principal is doubtful. When a Loan is placed on nonaccrual status, all previously accrued, but uncollected interest is reversed against the current period’s interest income. Subsequently, interest income is generally recognized when received. Payments are generally applied to interest first, with the balance, if any, applied to principal. At November 30, 2006, no loans have been placed on nonaccrual status.

The allowance for loan losses is based on the Trust’s evaluation of the level of the allowance required to reflect the risks in the loan portfolio, based on circumstances and conditions known or anticipated at each reporting date.

The methodology for assessing the appropriateness of the allowance consists of a review of the following three key elements:

(1)     a valuation allowance for loans identified as impaired,

(2)     a formula-based general allowance for the various loan portfolio classifications, and

(3)     an unallocated allowance.

A loan is impaired when, based on current information and events, it is probable that the Trust will be unable to collect all amounts due in accordance with the contractual terms of the loan agreement. Loans identified as impaired are further evaluated to determine the estimated extent of impairment.

The formula-based general allowance is derived primarily from a risk-rating model that grades loans based on general characteristics of credit quality and relative risk. As credit quality for individual loans deteriorates, the risk rating and the allowance allocation percentage increases. The sum of these allocations comprise the Trust’s formula-based general allowance.

In addition to the valuation and formula-based general allowance, there is an unallocated allowance. This element recognizes the estimation risks associated with the valuation and formula-based models. It is further adjusted for qualitative factors including, among others, general economic and business conditions, credit quality trends, and specific industry conditions.

There are inherent uncertainties with respect to the final outcome of loans and as such, actual losses may differ from the amounts reflected in the financial statements.

Accounting principles generally accepted in the United States of America (GAAP), requires that the Loans be accounted for under the fair value method of accounting. However, management believes that the amortized cost method of accounting net of any allowance for loan loss best serves the informational needs of the users of the Trust’s financial statements.

(b)           Other Investments

Other investments, which are included in investments in the accompanying statement of assets and liabilities, consist of two investment agreements issued by JP Morgan Chase Bank, bearing fixed rates of interest of 7.05% and 7.75%. These investments may take the form of repurchase agreements (the underlying collateral of which shall be as to form and substance acceptable to each nationally recognized statistical rating agency that rates the Bonds), time deposits or other lawful investments at JP Morgan Chase Bank’s option. These investments are carried at amortized cost. These investment agreements terminate on the earlier of June 1, 2018 or the date on which the Bonds are paid-in-full.

GAAP requires that the investments be accounted for under the fair value method of accounting. However, management believes that the amortized cost method of accounting best serves the informational needs of the users of the Trust’s financial statements.

(c)           Federal Income Taxes

It is the Trust’s policy to comply with the requirements applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its investment company taxable income to its certificateholders each year. Accordingly, no federal or state income tax provision is required.

For tax purposes, the Loans were transferred to the Trust at their face values. Accordingly, the accretion of the purchase discount creates a permanent book-tax difference.

(d)           Deferred Bond Issuance Costs

Deferred bond issuance costs are being amortized using the effective interest rate method over the estimated lives of the Bonds, which are based on the scheduled payments of the Loans. When Loan prepayments occur, an additional portion of the deferred issuance costs is expensed in the year the prepayment occurred, so that the future effective interest rate remains unchanged.

(e)           Presentation of Capital Distributions

Capital distributions are accounted for in accordance with the American Institute of Certified Public Accountants Statement of Position (SOP) 93-2, “Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies.”  SOP 93-2 requires the Trust to report distributions that are in excess of tax-basis earnings and profits as a tax return of capital and to present the capital accounts on a basis that approximates the amounts that are available for future distributions on a tax basis.

In accordance with SOP 93-2, the Trust reclassifies certain amounts from distributions in excess of tax earnings to paid-in-capital. The total reclassification was $2,436,088 as of November 30, 2006. This reclassification has no impact on the net investment income or net assets of the Trust.

The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses and the accretion of purchase discount on the Loans. Additionally, the amount deducted for the allowance for loan losses is not currently deductible for tax purposes and creates a temporary deficit reflected as distributions in excess of tax earnings in the accompanying statement of assets and liabilities.

On June 1, 2006, a distribution of $0.88 per certificate was declared and paid to certificateholders of record on May 20, 2006.

The tax character of distributions paid during the year ended November 30, 2006 were as follows:

Distributions paid from:

Ordinary income	$—
Long-term capital gain	—
Return of capital	1,556,167

Total distributions	$1,556,167

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary loss	$(1,691,216)
Undistributed long-term gain	—
Unrealized appreciation	—

$(1,691,216)

The undistributed ordinary loss consists of allowance for loan losses of $932,376 and book to tax differences in the amortization of the original issue discount on the Bonds of $758,840 which will reverse in future years causing a reduction in taxable ordinary income.

(f)            Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities at the date of the financial statements and for the period then ended. On an on-going basis, the Trust evaluates the estimates used, including those related to the allowance for loan losses. The Trust bases its estimates on historical experience, current conditions and various other assumptions that the Trust believes to be reasonable under the circumstances. These estimates form the basis for making judgments about the carrying values of assets and liabilities and are not readily apparent from other sources. These estimates are used to assist the Trust in the identification and assessment of the accounting treatment necessary with respect to commitments and contingencies. Actual results may differ from these estimates under different assumptions or conditions.

(g)           Loans Receivable

On the Statement of Assets and Liabilities, the investment balances in four loans, that have matured, were reclassified from Investments to Loans receivable as the final principal payments were not received as of November 30, 2006.

3. Bonds	The Bonds outstanding at November 30, 2006 consist of the following:

			Outstanding	Unamortized	Carrying
	Interest	Stated	Principal	Discount	Amount
Type	Rate	Maturity	(000’s)	(000’s)	(000’s)

Sequential	4.00%	June 1, 2018	$58,900	$10,785	$48,115

Interest on the Bonds is payable semiannually. On December 1, 2006, the Trust made a principal payment of $6,064,868 on the Bonds.

Principal payments on the Bonds will be made prior to the respective stated maturities on each bond payment date in an amount equal to the lesser of either (1) amounts available in the Revenue Fund after certain required payments of interest and principal (at the stated maturity of the Bonds) and administrative expenses after required transfers to the Expense Fund and the Liquidity Fund (such that the amounts on deposit are equal to the Expense Fund Requirement and the Liquidity Fund Requirement, respectively), or (2) the Maximum Principal Distribution Amount, as defined within the Indenture. These principal payments will be applied to each class of Bonds in the order of their stated maturities, so that no payment of principal will be made on the Bonds of any class until all Bonds having an earlier stated maturity have been paid in full.

The estimated aggregate principal payments on the Bonds at November 30, 2006 after taking into consideration actual Loan prepayments, Defaulted Loans and the Maximum Principal Distribution Amount, as defined in the Indenture, are as follows:

Amount
Fiscal Year	(000’s)

2007	$8,688
2008	6,545
2009	6,213
2010	5,871
2011	5,425
Thereafter	26,158

Total	$58,900

Actual Bond principal payments may differ from estimated payments because borrowers may prepay or default on their obligations. The Bonds are not subject to optional redemption by either the Trust or the bondholders.

In the event of negative cash flows, a Liquidity Fund has been established and maintained such that, on or before such payment date, the Liquidity Fund may be used by the Bond Trustee to make any required payments on the Bonds and to pay operating expenses of the Trust. The original issue discount is being amortized using the effective interest rate method over the estimated lives of the Bonds, which are based on the scheduled payments of the Loans. Accordingly, loan prepayments have the effect of accelerating bond payments. When Bond payments occur sooner than estimated payments, a portion of the original issue discount is expensed in the year of prepayment, so that the future effective interest rate on the Bonds remains unchanged.

4. Administrative Agreements

(a)           Servicer

As compensation for the services provided under the servicing agreement, Capmark Finance, Inc., formerly GMAC Commercial Mortgage, receives a servicing fee. The fee is earned each date payments are received on each Loan and is equal to 0.075 of 1% of the outstanding principal balance of each Loan divided by the number of payments of principal and interest in a calendar year. For the year ended November 30, 2006, this fee totaled $59,626.

(b)           Trustees

As compensation for services provided, the Owner and Bond Trustees are entitled under the Declaration of Trust and the Indenture to receive the following fees:

•      The Owner Trustee, in its capacities as manager of the Trust and as Owner Trustee, earned fees of $12,500 and $15,000, respectively, for the year ended November 30, 2006. In addition, the Owner Trustee incurred $1,000 in out-of-pocket expenses.

•      The Bond Trustee is entitled to an annual fee equal to 0.015 of 1% of the aggregate outstanding principal of the Bonds on the bond payment date immediately preceding the date of payment of such fee. The Bond Trustee is also reimbursed for out-of-pocket expenses in an amount not to exceed 4% of the applicable annual fee. In addition, the Bond Trustee is reimbursed for other agreed-upon related expenses. For the year ended November 30, 2006, total Bond Trustee fees and out-of-pocket expenses amounted to $12,811.

5. Certificates

Holders of each of the Class B certificates receive amounts paid to the Owner Trustee pursuant to the Declaration of Trust on a pro rata basis. On December 1, 2006, a distribution of $2,039,168 was made to the Class B certificateholders, as the amount available in the Revenue Fund after required payments of interest and administrative expenses and required transfers to the Expense Fund and Liquidity Fund was less than the Maximum Principal Distribution amount. See Note 3.

While the Bonds are outstanding, distributions to the Class B certificateholders are made on the second business day in each June and December (the Distribution Date) and, after the Bonds are paid in full, on the first business day of each calendar month. The certificateholders shall each be entitled to one vote per certificate.

6. Allowance For Loan Losses	An analysis of the allowance for loan losses for the year ended November 30, 2006 is summarized as follows:

	Balance, beginning of year	$1,432,376
	Reduction in reserve for loan losses	500,000
	Charge-offs	—

	Balance, end of year	$932,376

	At November 30, 2006, there were no recorded investments in loans that are considered to be impaired. See Note 2(a) for a discussion of the Trust’s impaired loan accounting policy.

7. Loans	Scheduled principal and interest payments on the Loans as of November 30, 2006, excluding payments for Loans in Default, as defined in the Indenture, are as follows:

		Principal	Interest
		Payments	Payments	Total
	Fiscal year	(000’s)	(000’s)	(000’s)

	2007	$8,157	$2,140	$10,297
	2008	7,386	1,895	9,281
	2009	7,120	1,665	8,785
	2010	6,553	1,443	7,996
	2011	6,386	1,238	7,624
	Thereafter	34,054	4,455	38,509

	Total	$69,656	$12,836	$82,492

Expected payments may differ from contractual payments because borrowers may prepay or default on their obligations. Accordingly, actual principal and interest on the Loans may vary significantly from the scheduled payments. As of November 30, 2006, there were no Loans in Default.

The following analysis summarize the stratification of the Loan portfolio by type of collateral and institution as of November 30, 2006

		Amortized
	Number	Cost
Type of Collateral	of Loans	(000’s)%

Loans secured by a first mortgage	102	$32,604	65.1%

Loans not secured by a first mortgage	38	17,492	34.9

Total Loans	140	$50,096	100.0%

		Amortized
	Number	Cost
Type of Institution	of Loans	(000’s)%

Private	106	$32,316	64.5%

Public	34	17,780	35.5

Total Loans	140	$50,096	100.0%

The ability of a borrower to meet future debt service payments on a Loan will depend on a number of factors relevant to the financial condition of such borrower, including, among others, the size and diversity of the borrower’s sources of revenues; enrollment trends; reputation; management expertise; the availability and restrictions on the use of endowments and other funds; the quality and maintenance costs of the borrower’s facilities and, in the case of some Loans to public institutions, which are obligations of a state, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The ability of a borrower to maintain enrollment levels will depend on such factors as tuition costs, geographical location, geographic diversity, quality of the student body, quality of the faculty and the diversity of program offerings.

The collateral for Loans that are secured by a mortgage on real estate generally consists of special purpose facilities, such as dormitories, dining halls and gymnasiums, which are integral components of the overall educational setting. As a result, in the event of borrower default on a Loan, the Trust’s ability to realize the outstanding balance of the Loan through the sale of the underlying collateral may be negatively impacted by the special purpose nature and location of such collateral.

8.     Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” allows for the use of a wide range of valuation techniques; therefore, it may be difficult to compare the Trust’s fair value information to independent markets or to other fair value information. Accordingly, the fair value information presented below does not purport to represent, and should not be construed to represent, the underlying market value of the Trust’s net assets or the amounts that would result from the sale or settlement of the related financial instruments. Further, as the assumptions inherent in fair value estimates change, the fair value estimates will change.

Current market prices are not available for most of the Trust’s financial instruments since an active market generally does not exist for such instruments. In accordance with the terms of the Indenture, the Trust is required to hold all of the Loans to maturity and to use the cash flows therefrom to retire the Bonds. Accordingly, the Trust has estimated the fair values of its financial instruments both Loans and Bonds using a discounted cash flow methodology. This methodology is similar to the approach used at the formation of the Trust to determine the carrying amounts of these items for financial reporting purposes. In applying the methodology, the calculations have been adjusted for the change in the relevant market rates of interest, the estimated duration of the instruments and an internally developed credit risk rating of the instruments. All calculations are based on the scheduled principal and interest payments on the Loans because the prepayment rate on these Loans is not subject to estimate.

Similarly, the fair values of the Trust’s investment agreements also exceed the carrying values of these investments. The fair values of these long-term fix-maturity investments are determined by adding a market rate adjustment to the carrying value of the investment. This market rate adjustment is calculated using the net present value of the difference between future interest income to the trust at the issue rate and the future interest income at the current market rate through the maturity of the investment. The current market rate is based upon the 20 year Treasury bill rate at November 30, 2006. As the current market interest rate approaches the original interest rate of the investment, the fair value of the investment approaches the carrying value.

The estimated fair value of each category of the Trust’s financial instruments and the related book value presented in the accompanying statement of assets and liabilities as of November 30, 2006 is as follows:

	Amortized
	Cost		Fair Value
	(000’s)		(000’s)
Loans	$49,164	*	$60,796

Investment Agreements:
Revenue Fund	9,312		9,923
Liquidity Fund	1,295		1,541

	$59,771		$72,260

Bonds	$48,115		$57,383

*Net of allowance for loan losses of $932,376.

9. New Accounting Standards

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Trust is currently evaluating the impact the adoption of FAS 157 will have on its financial statement disclosures.

In July 2006, the FASB released Interpretation No. 48 (FIN 48)”Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Trust is currently evaluating the impact of applying the various provisions of FIN 48.

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO

SCHEDULE OF INVESTMENTS

November 30, 2006

(Dollar Amounts in Thousands)

				Internal
Outstanding		Stated		Rate of	Amortized
Principal		Interest	Maturity	Return % (A)	Cost (Notes
Balance	Description	Rate %	Date	(Unaudited)	1 and 2)
	COLLEGE AND UNIVERSITY LOANS (82.3%)
	ALABAMA
$1,285	Alabama Agricultural and Mechanical University	3.000	05/01/2018	10.27	$894
1,555	Auburn University	3.000	12/01/2018	9.16	1,093
60	Huntingdon College	3.000	10/01/2008	10.60	54
435	University of Alabama in Birmingham	3.000	11/01/2008	7.97	404
	CALIFORNIA
134	Azusa Pacific University	3.750	04/01/2015	10.88	101
125	California Polytechnic State University	3.000	11/01/2007	10.05	117
660	California State University	3.000	11/01/2013	8.93	531
1,843	California State University	3.000	11/01/2019	8.99	1,288
339	Lassen Junior College District	3.000	04/01/2020	10.27	223
196	Occidental College	3.000	10/01/2019	10.41	126
1,120	University Student Co-Operative Association	3.000	04/01/2019	10.70	734
150	West Valley College	3.000	04/01/2009	10.50	134
	COLORADO
260	Regis College (Denver)	3.000	11/01/2012	10.47	204
	DELAWARE
117	Wesley College	3.375	05/01/2013	10.88	95
474	University of Delaware	3.000	12/01/2018	8.81	337
	FLORIDA
65	Embry-Riddle Aeronautical University	3.000	09/01/2007	10.64	60
61	Florida Institute of Technology	3.000	11/01/2009	10.53	53
65	University of Central Florida	3.000	10/01/2007	10.08	60
1,305	University of Florida	3.000	07/01/2014	10.15	971
	GEORGIA
90	Emmanuel College	3.000	11/01/2013	10.45	69
105	LaGrange College	3.000	03/01/2009	11.06	93
271	Mercer University	3.000	05/01/2014	10.58	206
390	Morehouse College	3.000	07/01/2010	10.50	321
646	Paine College	3.000	10/01/2016	10.45	466
	ILLINOIS
525	Concordia College	3.000	05/01/2019	10.65	346
810	Sangamon State University	3.000	11/01/2018	10.12	563
	INDIANA
137	Taylor University	3.000	10/01/2012	10.50	107
446	Taylor University	3.000	10/01/2013	10.49	341
2,930	Vincennes University	3.000	06/01/2023	9.02	1,865
	IOWA
204	Simpson College	3.000	07/01/2016	10.58	141
	KANSAS
20	Fort Hays State University	3.000	10/01/2007	10.08	19

The accompanying notes are an integral part of this schedule.

				Internal
Outstanding		Stated		Rate of	Amortized
Principal		Interest	Maturity	Return % (A)	Cost (Notes
Balance	Description	Rate %	Date	(Unaudited)	1 and 2)
	KENTUCKY
$165	Georgetown College	3.000	12/01/2008	10.04	$147
355	Georgetown College	3.000	12/01/2009	10.05	307
16	Spalding University	3.000	09/01/2007	10.66	15
180	Transylvania University	3.000	11/01/2010	10.51	151
	LOUISIANA
38	Dillard University	3.000	04/01/2008	11.09	36
	MARYLAND
166	Hood College	3.625	11/01/2014	10.54	127
1,311	Morgan State University	3.000	11/01/2014	10.56	983
	MASSACHUSETTS
130	Brandeis University	3.000	11/01/2011	10.64	107
535	College of the Holy Cross	3.625	10/01/2013	10.60	422
212	Hampshire College	3.000	07/01/2013	10.75	162
788	Hampshire College	3.000	02/01/2014	10.70	594
2,072	Northeastern University	3.000	05/01/2018	10.53	1,407
248	Springfield College	3.500	05/01/2013	10.67	202
1,723	Tufts University	3.000	10/01/2021	10.39	1,060
465	Wheaton College	3.500	04/01/2013	10.70	369
11	Wheelock College	3.000	05/01/2011	10.23	9
	MICHIGAN
34	Albion College	3.000	10/01/2009	10.56	28
	MINNESOTA
169	College of Saint Thomas	3.000	11/01/2009	10.53	146
407	College of Santa Fe	3.000	10/01/2018	10.43	274
320	MacAlester College	3.000	05/01/2020	10.46	208
	MISSISSIPPI
1,019	Hinds Junior College	3.000	04/01/2013	10.42	823
432	Millsaps College	3.000	11/01/2021	10.34	268
1,165	Mississippi State University	3.000	12/01/2020	9.64	762
	MISSOURI
125	Central Missouri State University	3.000	07/01/2007	10.18	115
166	Drury College	3.000	04/01/2015	10.63	123
193	Drury College	3.000	10/01/2010	10.75	164
71	Southeast Missouri State University	3.000	04/01/2007	10.58	68
	MONTANA
208	Carroll College	3.750	06/01/2014	10.46	157
115	Carroll College	3.000	06/01/2018	10.15	78
	NEW HAMPSHIRE
102	New England College	3.000	04/01/2016	10.77	72

The accompanying notes are an integral part of this schedule.

				Internal
Outstanding		Stated		Rate of	Amortized
Principal		Interest	Maturity	Return % (A)	Cost (Notes
Balance	Description	Rate %	Date	(Unaudited)	1 and 2)
	NEW JERSEY
$1,110	Fairleigh Dickinson University	3.000	11/01/2017	10.39	$758
395	Newark Beth Israel Hospital	3.625	01/01/2014	11.06	300
990	Rider College	3.625	11/01/2013	10.42	775
297	Rider College	3.000	05/01/2017	10.70	207
450	Rutgers, The State University	3.750	05/01/2016	9.19	354
	NEW YORK
688	College of Saint Rose	3.000	05/01/2022	10.43	424
400	Daemen College	3.000	04/01/2016	10.77	284
749	D’Youville College	3.000	04/01/2018	10.90	502
1,012	Hofstra University	3.000	11/01/2012	10.61	807
243	Long Island University	3.000	11/01/2009	10.69	213
325	Long Island University	3.625	06/01/2014	10.49	244
504	Memorial Hospital for Cancer and Allied Diseases	3.375	04/01/2012	10.68	416
161	Utica College	3.000	11/01/2009	10.53	139
	NORTH CAROLINA
75	Catawba College	3.000	12/01/2009	10.27	63
250	Elizabeth City State University	3.000	10/01/2017	10.02	173
306	Saint Mary’s College	3.000	06/01/2020	10.14	198
145	University of North Carolina	3.000	01/01/2008	9.50	135
5	University of North Carolina	3.000	01/01/2007	9.50	5
	OHIO
25	Rio Grande College	3.000	03/30/2009	10.93	23
133	University of Steubenville	3.125	04/01/2010	10.98	114
480	Wittenberg University	3.000	05/01/2015	10.76	352
158	Wittenberg University	3.000	11/01/2017	10.39	108
12	Wooster Business College	3.000	03/30/2009	10.88	11
	OKLAHOMA
305	Cameron University	3.000	04/01/2007	10.16	293
	OREGON
538	George Fox College	3.000	07/01/2018	10.64	361
55	Linfield College	3.000	10/01/2017	10.44	37
	PENNSYLVANIA
313	Albright College	3.000	11/01/2015	10.23	232
90	Carnegie-Mellon University	3.000	05/01/2009	10.73	81
670	Carnegie-Mellon University	3.000	11/01/2017	10.51	463
720	Drexel University	3.500	05/01/2014	10.53	564
320	Gannon University	3.000	11/01/2011	10.49	259
158	Gannon University	3.000	12/01/2022	10.13	96
145	Lycoming College	3.625	05/01/2014	10.64	113
205	Lycoming College	3.750	05/01/2015	10.62	156
113	Moravian College	3.375	11/01/2012	10.52	90

The accompanying notes are an integral part of this schedule.

				Internal
Outstanding		Stated		Rate of	Amortized
Principal		Interest	Maturity	Return % (A)	Cost (Notes
Balance	Description	Rate %	Date	(Unaudited)	1 and 2)
$1,822	Philadelphia College of Art	3.000	01/01/2022	10.62	$1,102
355	Saint Vincent College	3.500	05/01/2013	10.86	281
197	Seton Hill College	3.625	11/01/2014	10.53	149
835	Villanova University	3.000	04/01/2019	10.70	548
262	York Hospital	3.000	05/01/2020	10.64	169
	SOUTH CAROLINA
1,314	Benedict College	3.000	11/01/2020	10.36	833
192	Morris College	3.000	11/01/2009	10.53	166
	TENNESSEE
213	Cumberland University	3.000	08/01/2017	10.52	142
138	Hiwassee College	3.000	09/15/2018	10.58	92
	TEXAS
230	Houston Tillotson College	3.500	04/01/2014	10.90	177
70	Southern Methodist University	3.000	10/01/2007	10.61	65
1,435	Southwest Texas State University	3.000	10/01/2015	9.51	1,071
962	Stephen F. Austin State University	3.375-3.500	10/01/2012	9.57	785
211	Texas A & I University	3.000	07/01/2009	9.57	184
280	Texas Southern University	3.500	04/01/2013	10.45	223
462	University of Saint Thomas	3.000	10/01/2019	10.41	298
	VERMONT
85	Champlain College	3.000	12/01/2013	10.19	63
1,019	Saint Michael’s College	3.000	05/01/2013	10.60	799
110	Vermont State College	3.000	06/01/2008	9.02	100
149	Vermont State College	3.000	07/01/2014	9.30	114
	VIRGINIA
545	James Madison University	3.000	06/01/2009	10.49	467
308	Lynchburg College	3.750	05/01/2015	10.64	238
450	Lynchburg College	3.000	05/01/2018	10.68	308
208	Mary Baldwin College	3.375	05/01/2012	10.68	172
405	Marymount University	3.000	05/01/2016	10.52	292
2,149	Norfolk State University	3.000	12/01/2021	9.77	1,362
105	Randolph-Macon College	3.000	05/01/2010	10.72	91
302	Saint Paul’s College	3.000	11/01/2014	10.56	231
1,157	Virginia Commonwealth University	3.000	06/01/2011	10.01	940
90	Virginia Wesleyan College	3.000	11/01/2009	10.54	79
76	Virginia Wesleyan College	3.000	11/01/2010	10.51	64
	WASHINGTON
118	Seattle University	3.000	11/01/2008	10.55	106

The accompanying notes are an integral part of this schedule.

					Internal
Outstanding			Stated		Rate of	Amortized
Principal			Interest	Maturity	Return % (A)	Cost (Notes
Balance		Description	Rate %	Date	(Unaudited)	1 and 2)
		WEST VIRGINIA
$141		Bethany College	3.375	11/01/2012	10.54	$114
185		Bethany College	3.000	11/01/2017	10.40	126
265		Bethany College	3.000	11/01/2012	10.40	212
10		Wheeling College	3.000	11/01/2007	10.59	9
		WISCONSIN
274		Carroll College	3.750	03/01/2015	10.93	205
345		Marian College	3.000	10/01/2016	10.45	241
44		Saint Norbert College	3.000	04/01/2007	11.10	42
		DISTRICT OF COLUMBIA
2,058		Georgetown University	3.000	11/01/2020	10.36	1,304
5,380		Georgetown University	4.000	11/01/2020	10.52	3,623
		PUERTO RICO
8		Inter American University of Puerto Rico	3.000	09/01/2007	10.66	7
1,594		Inter American University of Puerto Rico	3.000	01/01/2017	10.94	1,100
789		University of Puerto Rico, Rio Piedras Campus	3.000	06/01/2011	9.39	652
69,656	(B)	Total College and University Loans				50,096

		Allowance for Loan Losses				932

		Net Loans of the Trust				49,164

		INVESTMENT AGREEMENTS (17.7%)
1,295		JPMorgan Chase Bank - Liquidity Fund	7.750	06/01/2018	7.750	1,295
9,312		JPMorgan Chase Bank - Revenue Fund	7.050	06/01/2018	7.050	9,312
10,607		Total Investment Agreements				10,607
$80,263		Total Investments (100.0%)				$59,771

(A)  Represents the rate of return based on the contributed cost and the amortization to maturity.

(B)  The tax basis on the loans is approximately $69,656,000

The accompanying notes are an integral part of this schedule.

ITEM 2. CODE OF ETHICS

Not applicable to the registrant.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to the registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

 (a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2006 - $85,000

Fiscal year ended 2005 - $80,000

 (b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2006 - $0

Fiscal year ended 2005 - $0

 (c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2006 - $0

Fiscal year ended 2005 - $0

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2006 - $60,000

-$40,000 in connection with Accountants’ Reports on Applying Agreed-Upon Procedures to comply with the requirements of section 4.7 (c) of the Trust’s Indenture;

-$15,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures relating to the Trust’s Servicing Agreement;

-$5,000 out-of-pocket expenses;

Fiscal year ended 2005 - $58,000

-$38,000 in connection with Accountants’ Reports on Applying Agreed-Upon Procedures to comply with the requirements of section 4.7 (c) of the Trust’s Indenture;

-$15,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures relating to the Trust’s Servicing Agreement;

-$5,000 out-of-pocket expenses;

(e)

(1) Audit Committee Policies regarding Pre-approval of Services.

Not applicable to the registrant.

(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph  (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Not applicable to the registrant.

(f) Not applicable to the registrant.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable to the registrant.

ITEM 11. CONTROLS AND PROCEDURES

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

ITEM 12. EXHIBITS

The following exhibits are attached to this Form N-CSR:

 (a)

(1)  Code of ethics or amendments: not applicable to the registrant.

(2)  Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is attached.

(3)  Annual Compliance Statement of the Servicer, GMAC Commercial Mortgage Corporation, is attached.

(4)  Attestation Report of Independent Accountants, PricewaterhouseCoopers, LLP, is attached.

(5)  GMAC reports pursuant to section 1301, 1302, 1303, 1304, 1306 and 1307 of the servicer agreement.

(b) Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	College and University Facility Loan Trust Two

By (Signature and Title)	/s/ James Byrnes Vice President

Date	March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James Byrnes Vice President

Date	March 5, 2007